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							       EXHIBIT 10.3


			   CHARMING SHOPPES, INC.
		NON-EMPLOYEE DIRECTORS COMPENSATION PROGRAM
			RESTRICTED STOCK AGREEMENT


     Agreement dated as of ____________ between CHARMING SHOPPES, INC. (the "Company") and ______________________ ("Participant").

     It is agreed as follows:


1.   Grant of Restricted Stock; Consideration.

     The Company hereby confirms the grant, under and pursuant to the Non-Employee Directors Compensation Program (the "Program"), to Participant on ____________ (the "Date of Grant") of _______ shares of the Company's common stock, par value $0.10 per share ("Shares"), subject to the restrictions as set forth herein and in the Program (the "Restricted Stock"). Participant shall be required to pay no cash consideration for the grant of the Restricted Stock, but Participant's performance of services to the Company prior to the expiration of applicable restrictions relating to the Restricted Stock and otherwise during the term of his or her service as a director, and his or her agreement to abide by the terms set forth in the Program and this Restricted Stock Agreement (the "Agree-ment"), shall be deemed to be consideration for this grant of Restricted Stock.


2.   Incorporation of Program by Reference.

     The Restricted Stock has been granted to Participant under the Program, a copy of which previously has been furnished to Participant. All of the terms, conditions, and other provisions of the Program are hereby incorporated by reference into this Agreement. Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Program. If there is any conflict between the provisions of this Agreement and the provisions of the Program, the provisions of the Program shall govern. Participant hereby accepts the grant of Restricted Stock, acknowledges receipt of the copy of the Program, and agrees to be bound by all the terms and provisions thereof and hereof (as presently in effect or hereafter amended) and by all decisions and determinations of the Board or Administrator under the Program.


3.   Restrictions on Restricted Stock.

     The terms and conditions of the Restricted Stock shall be those set forth in Section 7 and other provisions of the Program. Under the vesting and forfeiture provisions set forth in Program Section 7(a), the Restricted Stock, if not previously forfeited, shall become vested and non-forfeitable as to one-third

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	    THE DATE OF GRANT OF THIS OPTION IS:  ____________
			GRANT NUMBER:  ___________


of the number of Shares of Restricted Stock at the close of business on June 1 of each of the three calendar years following the Date of Grant, rounded to the nearest number of whole Shares. In the event of a Change in Control or termination of Participant's service as a director due to death or Disability, the Restricted Stock, if not previously vested or forfeited, shall immediately vest and become non-forfeitable in full. In the event of termination of Participant's service as a director for reasons other than death, Disability, or voluntary termination of service by Participant, the award, if not previously vested or forfeited, shall immediately vest and become non-forfeitable as to that number of Shares of Restricted Stock as would have vested and become non-forfeitable if Participant had continued to serve as a director through the anticipated date of the next annual meeting of shareholders. Unless otherwise determined by the Board, an award of Restricted Stock that has not vested at the time of termination of Participant's service as a director as provided herein will cease to vest and will be forfeited upon such termination. Program Sections 7(c) and 13(a) provide that Restricted Stock is non-transferable until the risk of forfeiture has lapsed. Participant hereby agrees to execute and deliver to the Company one or more stock powers, in the form attached hereto or such other form as may be specified by the General Counsel to the Company, authorizing the transfer of the Restricted Stock to the Company upon forfeiture thereof, at the Date of Grant or upon request at any time thereafter.


4.   Miscellaneous.

     This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties. This Agreement constitutes the entire agreement between the parties with respect to the Restricted Stock granted hereby, and supersedes any prior agreements or documents with respect to such Restricted Stock. No amendment, alteration, suspension, discontinuation, or termination of this Agreement which may impose any additional obligation upon the Company shall be valid unless in a writing executed in the name and on behalf of the Company, and no such amendment, alteration, suspension, discontinuation, or termination of this Agreement which materially and adversely affects the rights of Participant with respect to the Restricted Stock shall be valid unless in a writing executed by Participant

				   CHARMING SHOPPES, INC.


				   BY:__________________________________
					   (Authorized Officer)


				   PARTICIPANT:


				   _____________________________________



Attachment:  Form of Stock Power


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				STOCK POWER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto Charming Shoppes, Inc. ______ shares of Common Stock, $0.10 par value per share, of Charming Shoppes, Inc., a Pennsylvania corporation (the "Corporation"), registered in the name of the undersigned on the books and records of the Corporation, and does hereby irrevocably constitute and appoint Colin D. Stern and Anthony A. DeSabato, and each of them, attorneys, to transfer the Common Stock on the books of the Corporation, with full power of substitution in the premises.



			      _________________________________________
			      (Signature should be in exact form as on
			       Stock certificate)



			       Date______________________________________